UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

1200 West Platt Street, Suite 1000 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement

On October 18, 2021, LM Funding America, Inc. (the “Company”) entered into an Underwriting Agreement with Maxim Group LLC on behalf of itself and as representative of the underwriters named therein (the “Underwriting Agreement”), pursuant to which the Company issued and sold, in an underwritten public offering (the “Public Offering”), 6,315,780 units, with each unit consisting of one share of common stock, $0.001 par value per share (“Common Stock”), and one warrant to purchase one share of Common Stock (the “Common Warrants”). The units were sold to the public at the price of $4.75 per unit and were offered by the Company pursuant to the registration statements on Form S-1 (File No. 333-259423) and S-1MEF (File No. 333-260313), which were declared effective on October 18, 2021 (the “Registration Statements”).  The shares of Common Stock and the Common Warrants were purchased together as units but were issued separately and were immediately separable upon issuance, and there is no public trading market for the Common Warrants.

On October 19, 2021, the Public Offering closed, resulting in gross proceeds to the Company of approximately $30,000,000, before deducting the underwriting discounts and commissions and estimated offering expenses.  The Company also granted to the underwriter a 45-day option to purchase up to an additional 947,367 shares of Common Stock (“Option Shares”) and/or warrants (“Option Warrants”) to purchase up to 947,367 shares of Common Stock (the “Over-Allotment Option”). The underwriter partially exercised the Over-Allotment Option, and the Company thereby issued and sold the additional 947,367 Option Warrants, in a simultaneous closing with the Public Offering on October 19, 2021. On October 20, 2021, the underwriter exercised the remainder of the Over-Allotment Option, and the Company thereby issued and sold the additional 947,367 Option Shares (the “October 20 Over-Allotment Closing”).

The Common Warrants issued in the offering are immediately exercisable and entitle the holder to purchase one share of Common Stock at an exercise price equal to $5.00 and expire on the fifth anniversary of the issuance date. The Common Warrants may be exercised on a cashless basis if there is no effective registration statement available for the resale of the shares of common stock underlying such warrants.

The Company agreed to an underwriting discount of 8% of the public offering price of the Units sold in this offering. In addition, the Company issued to Maxim Group LLC (or its designee) warrants to purchase to purchase an aggregate of 3% of the number of shares of Common Stock sold in the Public Offering,  which warrants entitle the holder to purchase up to an aggregate of 217,894 shares of Common Stock after the October 20 Over-Allotment Closing (the “Representative’s Warrants”). The Representative’s Warrants have an exercise price equal to $5.94, which is 110% of the offering price in the Public Offering. The Representative’s Warrants may be exercised on a cashless basis and will be exercisable six months following the closing date until April 16, 2025.

The Underwriting Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In addition, pursuant to the terms of the Underwriting Agreement, the Company and its officers and directors have entered into lock-up agreements with the underwriter pursuant to which each of them has agreed not to, for a period of 180 days, without the prior consent of the underwriter, offer, sell, transfer or otherwise dispose of the Company’s securities, subject to limited exceptions.

On October 18, 2021, the Company also entered into voting agreements with certain investors in the Public Offering (the “Voting Agreements”). Pursuant to the terms of the Voting Agreements, such investors have agreed to vote all shares of Common Stock they beneficially own on the closing date of the Public Offering, including the shares purchased in the Public Offering, with respect to any proposals presented to the stockholders of the Company at the Company’s next stockholders meeting.  Such investors’ agreement to vote their shares of Common Stock in accordance with the immediately preceding sentence does not require the holder to vote its shares for or against any particular proposal or proposals, whether or not such proposal or proposals are recommended by the Company’s board of directors.

The Underwriting Agreement, Form of Representative’s Warrant, Form of Common Warrant, and Voting Agreement are filed as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, and Exhibit 10.1 respectively, to this Current Report on Form 8-K and the description of such agreements contained herein are qualified in their entirety by reference to such exhibits.

Item 3.02. Unregistered Sales of Equity Securities.

The issuance of the Representative’s Warrants to Maxim Group LLC and the shares of Common Stock issuable upon exercise of the Representative’s Warrants are and will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities did and does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, was made without any form of general solicitation to a sophisticated party, and was made with full access to any information requested regarding the Company, the Representative’s Warrant, and the Common Stock.

Item 7.01. Regulation FD.

On October 18, 2021, the Company issued a press release regarding the pricing of the Public Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 19, 2021, the Company closed the Public Offering and issued a press release regarding the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Maxim Underwriter Agreement.
4.1	Form of Representative’s Warrant
4.2	Form of Common Warrant
10.1	Form of Voting Agreement (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-1/A filed October 8, 2021
99.1	Press Release issued October 18, 2021
99.2	Press release issued October 19, 2021

EX-104   Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties.   Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Dated: October 20, 2021